UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 7, 2013, Crestwood Midstream Partners LP (“CMLP”) issued a press release reporting its operating and financial results for the first quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Except as set forth under Item 8.01, the information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01	Other Events.

On May 6, 2013, Inergy, L.P. (“NRGY”), Inergy Midstream, L.P. (“NRGM”) and CMLP issued a joint press release announcing the execution of a series of definitive agreements, including an Agreement and Plan of Merger, dated as of May 5, 2013, among NRGM, NRGM GP, LLC, the general partner of NRGM, Intrepid Merger Sub, LLC, a wholly-owned subsidiary of NRGM, NRGY, Crestwood Holdings LLC, CMLP and Crestwood Gas Services GP LLC. To the extent that any portion of the press release attached as Exhibit 99.1 relates to the proposed merger, such portion is incorporated into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 7, 2013

Additional Information and Where to Find It

This document contains information about the proposed merger involving NRGM and CMLP. In connection with the proposed merger, NRGM will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the unitholders of CMLP. CMLP will mail the final proxy statement/prospectus to its unitholders. INVESTORS AND UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NRGM, CMLP, THE PROPOSED MERGER AND RELATED MATTERS. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by NRGM and CMLP through the website maintained by the SEC at www.sec.gov. In addition, investors and unitholders will be able to obtain free copies of documents filed by CMLP with the SEC from CMLP’s website, www.crestwoodlp.com, under the heading “SEC Filings” in the “Investor Relations” tab and free copies of documents filed by NRGM with the SEC from NRGM’s website, www.inergylp.com/midstream, under the heading “SEC Filings” in the “Investor Relations” tab.

Participants in the Solicitation

NRGM, NRGY, and CMLP and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of CMLP in respect of the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of CMLP in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding CMLP’s directors and executive officers is contained in CMLP’s Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC. Information regarding NRGM’s directors and executive officers is contained in NRGM’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Information regarding NRGY’s directors and executive officers is contained in NRGY’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Free copies of these documents may be obtained from the sources described above.

Forward Looking Statements

The statements in this document regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of NRGM’s and CMLP’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect NRGM’s or CMLP’s financial condition, results of operations and cash flows include, without limitation, failure to satisfy closing conditions with respect to the merger; the risks that the NRGM and CMLP businesses will not be integrated successfully or may take longer than anticipated; the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe; fluctuations in oil, natural gas and NGL prices; the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of our assets; failure or delays by our customers in achieving expected production in their natural gas projects; competitive conditions in our industry and their impact on our ability to connect natural gas supplies to our gathering and processing assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in NRGM’s and CMLP’s filings with the U.S. Securities and Exchange Commission. You should read NRGM’s and CMLP’s filings with the U.S. Securities and Exchange Commission, including their Annual Reports on Form 10-K for the years ended September 30, 2012 and December 31, 2012, respectively, and their most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Neither NRGM nor CMLP assumes any obligation to update these forward-looking statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC its general partner

Date: May 7, 2013	By:	/s/ Kelly J. Jameson
Kelly J. Jameson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 7, 2013